                               DATED JUNE 8, 2000
             ------------------------------------------------------

                           DYADIC SYSTEMS LIMITED                     (1)

                                       AND

                            ADAYTUM SOFTWARE INC                     (2)








             ------------------------------------------------------

                                    AGREEMENT

             ------------------------------------------------------

                                      [LOGO]

                                    CONTENTS

CLAUSE                                           HEADING                                            PAGE

2        Licence and Maintenance.......................................................................4

3        Support and Maintenance.......................................................................5

4        Waiver........................................................................................5

5        Common Stock Purchase  Warrant................................................................6

6        Warranties....................................................................................6

7        Miscellaneous.................................................................................6

Schedule 1.............................................................................................8

Schedule 2............................................................................................13

Schedule 3............................................................................................15

Schedule 4............................................................................................16


THIS AGREEMENT is made on June 8, 2000

BETWEEN :

(1) DYADIC SYSTEMS LIMITED whose registered office is situate at Riverside View, Ealing Road, Old Basing, Basingstoke, Hampshire, England RG24 7AL ("DYADIC"); and

(2) ADAYTUM SOFTWARE INC whose registered office is situate at Suite 400, 2051 Killebrew Drive, Minneapolis MN 55425 USA ("ADAYTUM")

IT IS AGREED AS FOLLOWS :

1        DEFINITIONS

1.1      In this Agreement:

         "COMMENCEMENT DATE" means the date of this Agreement

         "GROUP" shall mean, in relation to any company, that company and any other company which at the relevant time is its Holding Company or Subsidiary, or the Subsidiary of any such Holding Company; and "Member" of a Group has a corresponding meaning; and "Holding Company" and "Subsidiary" have the meanings given to those expressions by sections 736 and 736A of the Companies Act 1985;and

         "RUN TIME SYSTEM", "DEVELOPMENT SYSTEM","DYALOG APL/W" and "SOFTWARE" shall have the respective meanings given to them in the Dyadic Software Licence and Limited Warranty and the Dyalog APL/W No-Charge Run Time System Licence Amendment to the Dyadic Software Licence Agreement, copies of which are attached in Schedule 1; and

         "ADAYTUM RUN TIME SYSTEM USER" means each user of the Run Time System supplied with the Run Time System by Adaytum or any Member of its Group.

2        LICENCE AND MAINTENANCE

2.1 Dyadic confirms that Adaytum has, shall be deemed to have had and shall continue to have the benefit of up to and including fifteen licences of the Development System version of Dyadic's Dyalog APL/W programming language for itself and the Members of its Group, in each case subject to the terms set out in the Dyadic Software Licence and Limited Warranty as amended by the Dyalog APL/W No-Charge Run Time System Licence Amendment, copies of which appear at Schedule 1, and subject to clauses 2.2, 2.3, 2.4, and 2.5 below (the "Development System Licences").

2.2 For the avoidance of doubt the licence granted to Adaytum and the Members of its group in clause 2.1 shall continue for the duration of the intellectual property rights which are the subject thereof, subject only to termination of this Agreement in the event of a breach of this Agreement by Adaytum which (i) affects or reasonably could be expected to affect Dyadic's rights to the Software; and (ii) if capable of remedy is not remedied by Adaytum or any Member of its Group within 30 days of Adaytum receiving written notification from Dyadic to do so. For any other breach of this Agreement by Adaytum which, if capable of remedy is not remedied by Adaytum or any Member of its Group within 30 days of Adaytum receiving written notification from Dyadic to do so, Dyadic may receive money damages.

2.3 Adaytum or any Member of its Group shall be entitled to transfer, sub-licence or assign use of the Software and the benefit of any Development System Licences to any other Member of its Group.

2.4 Adaytum and any Member of its Group shall be entitled to make backup copies of the Software on Adaytum's network servers and escrow disks (the "Backups") and reinstall the Software from the Backups where such code is held centrally for all development sites. Adaytum and any Member of its Group shall also be entitled to hold the current version of the Software on its network server and to install the Software directly from its server provided that at no time will more than 15 licensees of the Development System be able to access the Backups.

2.5 Notwithstanding any limitation of liability contained herein or in any schedule hereto, Dyadic hereby represents and warrants to Adaytum that
         (i) the Software substantially conforms to its documentation; (ii) Dyadic has sufficient rights in the Software in order to grant the licenses described herein and the schedules hereto to Adaytum and Members of Adaytum's Group.

3        SUPPORT AND MAINTENANCE

3.1 Subject to clause 3.2 below, Dyadic will provide support and maintenance services for Adaytum and each Member of its Group in accordance with the Dyadic Support Service and Dyadic's DSS+ support terms ("DSS+"), a copy of which is attached at Schedule 2, for a period of 24 months from the Commencement Date.

3.2 In addition to the maintenance and support offered by DSS+, Dyadic shall provide Adaytum with additional support and critical issue consultation access ("Additional Support and Access") in accordance with the support level detailed in Schedule 3, for a period of 24 months from the Commencement Date.

3.3 In consideration of the provision of the support and maintenance services by Dyadic to Adaytum under this clause 3 Adaytum shall pay Dyadic US$5,000 per quarter, payable quarterly in advance (the "SERVICE FEES") against Dyadic's invoice. Adaytum shall make the first quarterly payment of the Service Fees on the Commencement Date.

4        WAIVER

4.1 Dyadic fully, finally and forever agrees to settle and waive any and all the claims, demands, and causes of action, known and unknown, suspected and unsuspected, which at the date of this Agreement do now exist, may exist, or have existed in the past as against Adaytum or any Member of its Group throughout the world relating to Adaytum's or any Member of its Group's use, licensing or distribution of Dyadic software or the offering or provision of software maintenance or support in relation to Dyadic Software (the 'Claims'). Dyadic and Adaytum therefore intend that this and any other waivers given in this Agreement shall be and shall remain in effect as full and complete specific waivers in relation to the Claims notwithstanding the discovery or existence of any such additional or different facts or the termination for any reason or expiry of this Agreement.

5        COMMON STOCK PURCHASE  WARRANT

5.1 In consideration of the licence granted in clause 2 and the waiver detailed in clause 4 Adaytum shall execute and duly deliver to Dyadic on the Commencement Date a Common Stock Purchase Warrant in favour of Dyadic, the form of which is as attached at Schedule 4.

6        WARRANTIES

         Each of the parties warrants and represents that it has full power and authority to enter into this Agreement and perform its obligations under this Agreement.

7        MISCELLANEOUS

7.1 This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all previous agreements and undertakings between the parties and this Agreement may not be modified except by a document in writing signed by a duly authorised representative of each of the parties.

7.2 If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not be affected or impaired.

7.3 Dyadic agrees to execute such documents and do such acts as may reasonably be required by Adaytum in order to assure Adaytum and the Members of its Group of their rights under this Agreement.

7.4 This agreement shall be governed by and construed in accordance with the Laws of England and Wales and the parties agree to submit to the exclusive jurisdiction of the English High Court in respect of any dispute arising out of or in connection with this Agreement.

7.5 For the purpose of section 1(2) of the Contracts (Rights of Third Parties) Act 1999 the parties state that they do not intend any term of this Agreement to be enforced by any third parties but any third party right which exists or is available independently of that Act is preserved.

IN WITNESS of which this Agreement has been signed on behalf of the parties effective as of the date first written above.


SIGNED for and on behalf of Dyadic Systems Limited by :             /S/  P. Donnelly, Director
Name     Peter Donnelly
In the presence of :                                                /S/  John Scholes, Director

SIGNED for and on behalf of Adaytum Software Incorporated by :      /S/  J. D. G. Haddleton
Name     John David Guy Haddleton
In the presence of :                                                /S/  Elizabeth Fortier


                                   SCHEDULE 1

                  DYADIC SOFTWARE LICENCE AND LIMITED WARRANTY

THIS LEGAL DOCUMENT IS AN AGREEMENT BETWEEN YOU THE END USER AND DYADIC SYSTEMS LIMITED.

BY OPENING THIS PACKAGE, YOU ARE AGREEING TO BECOME BOUND BY THE TERMS OF THIS AGREEMENT, WHICH INCLUDES THE SOFTWARE LICENCE, LIMITED WARRANTY AND ACKNOWLEDGEMENT.

IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, RETURN THE UNOPENED PACKAGE TO THE PLACE WHERE YOU OBTAINED IT FOR A FULL REFUND,

In order to preserve and protect its rights under applicable law, DYADIC does not sell any rights in DYADIC SOFTWARE. Rather DYADIC grants the right to use DYADIC SOFTWARE by means of a SOFTWARE LICENCE. DYADIC specifically retains title to all DYADIC computer software.

DYADIC SOFTWARE LICENCE

1. DEFINITIONS

a) 'DYADIC' means Dyadic Systems Limited, Riverside View, Basing Road, Old Basing, Basingstoke, Hampshire RG24 7AL

b) 'SOFTWARE' means the development version of the computer program entitled 'Dyalog APL/W' which is supplied as the contents of the file DYALOG.EXE, regardless of the form in which you subsequently use it.

c) 'COMPUTER' means the single computer on which you use the SOFTWARE.

2. GRANT OF LICENCE. In consideration of payment of the LICENCE fee which is a part of the price you paid for this product, and your agreement to abide by the terms and conditions of this Licence and the Limited Warranty, DYADIC, as Licensor, grants you, the LICENSEE, the right to use this copy of the SOFTWARE on a single COMPUTER.
DYADIC reserves all rights not expressly granted to LICENSEE.

3. COPY RESTRICTIONS. This SOFTWARE and the accompanying written materials are the subject of copyright. Unauthorized copying of the SOFTWARE including SOFTWARE which has been modified, merged, or included with other software, or of the written materials is expressly forbidden. You may be held legally responsible for any copyright infringement which is caused or encouraged by your failure to abide by the terms of this Licence.

Subject to the restrictions above you may make two (2) copies of the SOFTWARE solely for backup purposes. You must reproduce and include the copyright notice on the backup copies.

4. USE RESTRICTIONS. As the LICENSEE, you may physically transfer the SOFTWARE from one computer to another provided that the SOFTWARE is used on only one computer of a time. You may not electronically transfer the SOFTWARE from one computer to another over a network. You may not distribute copies of the SOFTWARE or accompanying written materials to others. You may not modify, adopt, translate, reverse engineer, decompile, disassemble or create derivative works based on the SOFTWARE.

5. TRANSFER RESTRICTIONS,. This SOFTWARE is licensed only to you. You may not transfer assign, rent, lease, sell of otherwise dispose of the SOFTWARE on a temporary or permanent basis without the prior written consent of DYADIC.

6. TERMINATION. This License is effective until terminated. This Licence will terminate automatically without notice from DYADIC if you fail to comply with any provision of to Licence. Upon termination you shall destroy or return to DYADIC the written materials and all copies of the SOFTWARE, including modified copies, if any.

LIMITED WARRANTY AND DISCLAIMER OF WARRANTY

DYADIC WARRANTS THAT THE DISKETTES SHALL BE FREE FROM DEFECTS IN MATERIAL AND THAT THE INFORMATION THEY CONTAIN SHALL BE READABLE BY A PROPERLY FUNCTIONING COMPUTER. THIS WARRANTY IS VALID ONLY IF YOU SIGN AND RETURN THE REGISTRATION CARD TO DYADIC WITHIN TEN (10) DAYS FROM THE DATE OF PURCHASE. THIS WARRANTY SHALL EXTEND FOR A PERIOD OF THIRTY (30) DAYS FROM THE DATE OF PURCHASE.

THE SOFTWARE AND ACCOMPANYING WRITTEN MATERIALS (INCLUDING INSTRUCTIONS FOR USE) ARE PROVIDED 'AS IS' WITHOUT WARRANTY AS TO THEIR PERFORMANCE, MERCRANTABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE. THE ENTIRE RESULTS AND PERFORMANCE.OF THIS SOFTWARE IS ASSUMED BY YOU. DYADIC

SHALL NOT BE LIABLE FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THIS PRODUCT.

ACKNOWLEDGEMENT

YOU ACKNOWLEDGE THAT YOU HAVE READ THIS LICENCE AND LIMITED WARRANTY, UNDERSTAND THEM, AND AGREE TO BE BOUND BY THEIR TERMS AND CONDITIONS.

DYALOG APL/W NO-CHARGE RUN-TIME SYSTEM LICENCE AMENDMENT to DYADIC SOFTWARE LICENCE AGREEMENT.

BETWEEN

Dyadic Systems Limited of Riverside View, Basing Road, Old Basing, Basingstoke, Hampshire, England, RG24 0AL, UK herein called the `Licensor'


AND

the undersigned, herein called the `Licensee'

DEFINITIONS

`Referenced Agreement' means the DYADIC SOFTWARE LICENCE which is printed on the envelope containing the Program CD-ROM.


`Development System' means the development version of Dyadic's programming language `Dyalog APL/W' which is subject to the Referenced Agreement.

`Run-Time System' means the run-time version of Dyadic's programming language `Dyalog APL/W' which is supplied as the contents of the file DYALOGRT.EXE, regardless of the form in which it is subsequently used.

`DLL' means the Dynamic Link Library version of Dyadic's programming language `Dyalog APL/W' which is supplied as the contents of the file DYALOG.DLL, regardless of the form in which it is subsequently used.

`Components' means all other computer programs and data provided on the Program CD-ROM but excluding the 'DLL', 'Run-Time System' and `Development System', i.e. all files excluding DYALOG.DLL, DYALOG.EXE and DYALOGRT.EXE.

`Licensee's program' means one or more computer software programs developed by the Licensee which incorporate the Components or portions thereof which may be executed by the Development System or by the Run-Time System or by the DLL.


Whereas the Licensee may create a program which incorporates the Components or portions thereof which may be executed by the Development System or by the Run-Time System or by the DLL, and

Whereas Licensor is the holder of the intellectual property rights in the Development System, Run-Time System, DLL and Components, and,

Whereas the Referenced Agreement limits use of the Development System to a single computer and consequently limits use of Licensee's Program in conjunction with the Development System to a single computer,

Now therefore the Licensor and the Licensee agree as follows:

a) The Licensor grants to Licensee the right to distribute the Run-Time System and the Components as part of and only with Licensee's Program for use by other parties on any number of computers subject to the terms and conditions herein. Distribution of the Run-Time System and Components in whole or in part in any other manner is expressly prohibited. Notwithstanding the foregoing, said right to distribute the Run-Time System and Components shall not be granted to Licensee where Licensee" Program is, in the opinion of the Licensor, an application generator or a program development system (including, but not limited to a compiler or interpreter).

b) If the Licensee's program may reasonably be considered to be an application generator or a program development system, Licensee agrees to request Licensor's advance consent in writing to their free distribution under the terms of this agreement.
c) The Licence contained in this amendment is non-transferable, royalty-free, and requires no accounting. d) The Licensor makes no representation with respect to the adequacy of the Run-Time System or Components as used in conjunction with Licensee's Program for any particular purpose or with respect to their adequacy to produce any particular result. The Licensor shall not be liable for loss or damage arising from this Licence or the distribution or use of the Run-Time System and Components with the Licensee's Program. In no event shall the Licensor be liable for special, direct or consequential damages (including economic loss), losses, costs, fees or expenses of any kind or nature.
e) The Licensor disclaims all warranties, either express or implied, including but not limited to implied warranties or merchantability and fitness for a particular purpose, in respect of the Components as used in Licensee's Program.
f) Licensee agrees to indemnify, hold harmless and defend Licensor, their affiliates, successors and assigns from and against any claims or lawsuits, including legal fees, arising from this Licence or the distribution or use of Licensee" Program.
g) The Licensee is expressly prohibited from using the name, logo or trademark of Licensor and their affiliates to promote Licensee's program.
h) The Run-Time System contains an embedded notice of copyright which must not be removed, suppressed, modified or otherwise altered.

Schedule 2

DYADIC SUPPORT SERVICE
INTRODUCTION
DSS is a support and maintenance service for Dyalog APL/W users. DSS is primarily an electronic service and requires access to the World Wide Web and/or a TCP/IP connection.


DSS MEMBERSHIP SERVICES

TECHNICAL HELP AND ADVICE
DSS members may obtain technical advice and assistance on all aspects of Dyalog APL/W usage (including run-time systems) by telephone and/or email. This service includes help with coding and design problems, but is not intended to replace the use of the printed and on-line documentation. All questions and requests for advice will be answered immediately or within one working day.

ENHANCEMENTS

DSS members will have access to a steady stream of enhancements to Dyalog APL/W as they are developed and implemented. Such enhancements will typically be extensions and improvements to existing facilities and improvements in performance and usability. Note that major new versions are not included with standard DSS but will be offered as optional chargeable upgrades. The provision of major new versions is however included with DSS+.

BUG REPORTING AND CORRECTION SERVICE

If a DSS member reports a bug, the bug will be recorded in the Bug System and allocated a Bug Reference Number. A bug will only be recorded if Dyadic is able to reproduce the fault and it is ultimately the responsibility of the customer to provide the information necessary to do so. Once a bug is logged, Dyadic will use its best efforts to correct the fault within 30 working days. You will receive email notification when the bug has been corrected and a fix is available via the Patch System.

INFORMATION SERVICE

The current list of outstanding bugs and fixes for each of the currently supported versions of Dyalog APL/W is updated daily and is available exclusively to DSS members from the Members section of the Dyadic web site or using the Patch System.

In addition, DSS members may choose to receive daily notification by email of newly reported bugs and/or fixes.

Versions Covered

DSS is intended for customers running the latest versions of Dyalog APL/W and the Patch Wizard workspace requires Version 7.3 or Version 8.1.

 MEMBERS SECTION AT WWW.DYADIC.COM

The members section at www.dyadic.com is administered solely for DSS members. Access to these pages requires your DSS user id and password. The members section not only provides access to patches and bug lists, but is also intended as a source of inside information of interest to Dyalog APL users.

PATCHES

DSS members have exclusive access to the Dyalog APL Patch system which automatically updates a base copy of the Dyalog APL/W program to the latest build.

DSS+ MEMBERSHIP SERVICES

MAJOR UPGRADES

Membership of DSS+ includes all of the benefits of DSS, but in addition provides automatic upgrades to major new versions of Dyalog APL/W as and when they are developed. Such upgrades will include the appropriate documentation and media (CD-ROM).

                                   SCHEDULE 3


Under normal circumstances a nominated senior developer at each Adaytum site will have access to DSS and will be expected to resolve issues before recourse to Dyadic's Technical Support.

Where a question or request for advice is made to Dyadic and it cannot be resolved within one working day, and the issue is considered by Adaytum to require escalation, Dyadic will name a member of their development team to act as the direct contact for the resolution of that particular fault or issue.

When such escalation is required, under normal circumstances it will relate to a production problem and it will be sanctioned by either the European Development Director or a nominated senior developer (initially Jon Sandles). Dyadic will provide names and contact telephone numbers to Adaytum for use in such circumstances.

Development work may be carried out, at Adaytum's request, by mutual consent, with timescales and arrangements for additional remuneration to be agreed by both parties before the work commences.

                                   SCHEDULE 4

                      FORM OF COMMON STOCK PURCHASE WARRANT

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE SECURITIES ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES AND THE SECURITIES ISSUED UPON EXERCISE HEREOF MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, NOR MAY THIS WARRANT BE EXERCISED, EXCEPT IN ACCORDANCE WITH TERMS SET FORTH IN THIS CERTIFICATE OR IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES.

                             ADAYTUM SOFTWARE, INC.

                          COMMON STOCK PURCHASE WARRANT


                  ADAYTUM SOFTWARE, INC., a Delaware corporation (the "Company"), hereby agrees that, for value received, Dyadic Systems Limited (the "Holder") or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and before 5:00 p.m., Central Standard Time, on ____ , 2007, Twelve Thousand Five Hundred (12,500) shares of the common stock of the Company, $0.01 par value (the "Common Stock"), at a price per share of $4.00 USD, subject to adjustments as described herein.

                  1. EXERCISE OF WARRANT. The purchase rights exercisable under this Warrant shall be exercised by the Holder surrendering this Warrant with the Exercise Form attached hereto duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable in USD to the order of the Company, of the purchase price payable in respect of the Common Stock being purchased. If less than all of the Common Stock is purchased, the Company will, upon such exercise, execute and deliver to the Holder hereof a new Warrant (dated the date hereof) evidencing the number of shares of the Common Stock not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder may direct (subject to the provisions of Section 3 below), a certificate or certificates representing the shares purchased upon such exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

                  "The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated April __, 2000, issued by Adaytum Software, Inc., a copy of which is available for inspection at the offices of Adaytum, Inc. Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a Registration Statement under the Securities Act of 1933, as amended, and applicable state laws with respect to such shares is then in effect or exemptions from the registration requirements of such Act and applicable state laws are available."

                  No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the fair market value per share of Common Stock on the day of exercise as determined in good faith by the Company, less the exercise price that would have otherwise been paid for such fractional share. The shares purchased on exercise of this Warrant shall be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment of the purchase price. The exercise of this Warrant or any portion hereof shall only be effective at such time that the issuance and sale of shares of the Company's Common Stock pursuant to such exercise will not violate any applicable securities or other laws.

                           1.1. EXERCISE UPON LIQUIDATING EVENT. This Warrant
will, without any decision or action from the Holder, be exercised under this
Section 1 upon a Liquidating Event and upon the following conditions:

                                    1.1.1. EVENT NOTICE. The Company will give
the Holder at least 30 days' prior notice describing such Liquidating Event, the consideration to be received by holders of Common Stock, the anticipated closing date of such Liquidating Event (the "Anticipated Closing Date") and other information reasonably required to decide whether to exercise or forfeit the Warrant.

                                    1.1.2. FORFEIT NOTICE. Investor will instead
forfeit the Warrant if Investor gives the Company notice of its intent to forfeit at least five days before the Anticipated Closing Date.

                                    1.1.3. LIQUIDATING Event DEFINED.
"Liquidating Event," as such term is used in this Warrant, means (1) the sale of all or substantially all of the Company's securities or assets to a non-affiliate of the Company; (2) a public offering of Common Stock which is registered with the Securities and Exchange Commission; or (3) any transaction, including without limitation the closing of an offering of securities of the Company, which results upon its closing in a net cash inflow to the Company of at least $20,000,000.00 USD.

                  2. ADJUSTMENT OF PURCHASE PRICE, REORGANIZATION, ETC. In the event the Company shall at any time hereafter subdivide or combine its outstanding shares of Common Stock, or declare a dividend payable in Common Stock, the exercise price in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in Common Stock, and each share of Common Stock purchasable upon exercise of this Warrant shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination or dividend payable in Common Stock.

                  In the event of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or in the case of any consolidation with or merger of the Company into or with another corporation, or the sale of all or substantially all of its assets to another corporation effected in such a manner that the holders of common shares shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Holder of this Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the Holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, or merger or sale, the Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such event, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

                  3. TRANSFERABILITY; SECURITIES LAWS MATTERS. Neither the issuance and sale of this Warrant nor the issuance and sale of shares of Common Stock of the Company issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. Prior to making any disposition of this Warrant or of any Common Stock purchased or purchasable upon exercise of this Warrant, the Holder will give written notice to the Company describing briefly the manner of any such proposed disposition. The Holder will not make any such disposition until
(i) the Company has notified the Holder that, in the opinion of its counsel, registration under the Securities Act and applicable state laws is not required with respect to such disposition, or (ii) appropriate registrations covering the proposed disposition have been filed by the Company and have become effective. The Company agrees that, upon receipt of written notice from a Holder with respect to such proposed transfer or disposition, it will use its best efforts, in consultation with such Holder's counsel, to ascertain as promptly as possible whether or not registration is required and will advise the Holder promptly with respect thereto.

                  The Company has no obligation to file any registrations under the Securities Act, as amended, or applicable state laws, nor in the event of any such registration, to include this Warrant or the shares of Common Stock purchased or purchasable hereunder in any such registration statement.

                  The Company shall have no obligation to recognize any transfer of this Warrant or the Common Stock purchased upon exercise of this Warrant which is not made in compliance with this provision. Until the Warrant or the Common Stock purchased hereunder is transferred on the books of the Company, the Company may treat the Holder as the absolute owner hereof and thereof for all purposes without being affected by any notice to the contrary.

                  Holder hereby represents and agrees that any securities acquired upon exercise of this Warrant will be acquired for long-term investment purposes and not with the view toward distribution or sale thereof in a public offering within the meaning of the Securities Act.

                  4. RESERVATION OF COMMON STOCK. A number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth shall at all times be reserved for the exercise thereof.

                  5. NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

                  6. MISCELLANEOUS. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of any other action which may be necessary in order to protect the rights of the Holder hereof.

                  The provisions of Section 3 hereof shall survive the exercise of this Warrant.

                  All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and nonassessable.

                  Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                  IN WITNESS WHEREOF this Warrant been duly executed by Adaytum Software, Inc., the __ day of ____, 2000.

                                              ADAYTUM SOFTWARE, INC.


                                              By:_______________________________

                                              Its:______________________________

                                  EXERCISE FORM
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)
To Adaytum Software, Inc.:
                  The undersigned, the holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder * shares of common stock of Adaytum Software, Inc., and herewith makes payment of $________________ therefor, and requests that the certificate(s) for such shares be issued in the name of, and be delivered to
                                       , whose address is
                                                              .

Dated:  __________________________          ____________________________________
                                            (Signature must conform in all
                                            respects to the name of holder
                                            as on the face of the Warrant)

                                            ------------------------------------
                                            (Address)

                                            -----------------------------------
                                            (Address - City - State - ZIP)


*Insert here all or such portion of the number of shares called for on the face of the within warrant with respect to which the Holder desires to exercise the purchase right represented thereby, without adjustment for any other or additional stock, other securities, property or cash which may be deliverable on such exercise.

                                 ASSIGNMENT FORM
                (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)

                  For value received, the undersigned hereby sells, assigns and transfers unto __________ the right represented by the foregoing Warrant to purchase _______________ of the shares of common stock of Adaytum Software, Inc. to which the foregoing Warrant relates, and appoints any attorney to transfer said right on the books of Adaytum Software, Inc., with full power of substitution in the premises.


Dated:  __________________________          ____________________________________
                                            (Signature must conform in all
                                            respects to the name of holder
                                            as on the face of the Warrant)

                                            ------------------------------------
                                            (Address)

                                            -----------------------------------
                                            (Address - City - State - ZIP)